Greenwich Street Series Fund—Capital and Income Portfolio

Supplement Dated March 30, 2006 to Prospectus Dated April 30, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

Effective March 31, 2006, Smith Barney Fund Management LLC (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the fixed income portion of the fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Ronald D. Mass and Mark Lindbloom.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

The fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh, Eichstaedt and Mass have been employed by Western Asset for more than five years.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

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